Exhibit 99.2

Integrated Resource Plan Leading the Clean Energy Transformation June 2021

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - l ooking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commi ssi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. CMS Energy provides forward - looking modeling on an adjusted (non - GAAP) basis. During an oral presentation, references to “earnin gs” are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adj ustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark - to - market adjustments related to CMS Enterprises’ interest expense, or othe r items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications w ith analysts and investors. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

2021 Integrated Resource Plan . . .

Key Outcomes

Retires ALL coal by 2025 (depreciated over design life)
Adds >$1 Bn of rate base over next 5 years (>95% utility by 2025)
Accelerates decarbonization (~60% carbon emissions reduction by 2025)[a]
Increases renewable resource deployment (~8 GW of solar by 2040)
Ensures resilience, reliability and affordability (~$650 MM in customer savings[b])







Presentation endnotes are included after the appendix.

. . . delivers across the Triple Bottom Line.

3

Proposed IRP Actions . . .

CMS ENERGY

Key Objectives	Current Plan	2021 IRP
• Accelerates Decarbonization	Exit coal by 2040	Exit coal by 2025
Retire		
Karn 3&4 (oil)	2031	2023
Campbell 1&2 / Campbell 3	2031/2039	2025
• Ensures Reliability, Resilience & Affordability	No new dispatchable units	Purchase >2 GW of existing gas units
• Increases Renewables & Customer Programs	~6 GW of solar 1.1 GW EE	~8 GW of solar 1.1 GW EE
• Maintains Strong Balance Sheet	Securitization of retired units	Regulatory asset treatment for retired units[c]

~(60)% carbon emissions reduction by 2025[a]

~$650 MM in customer savings[b]

Presentation endnotes are included after the appendix.

. . . align with objectives.

4

5 Coal Retirements Key Benefits Accelerates Decarbonization . . . . . . b y exiting coal 15 years earlier than planned. 2.7 0.9 0.5 1.3 Legacy Coal Classic 7 2016 Karn 1&2 2023 Campbell 1-3 2025 By 2040 Capacity in GW 10% • Reduces carbon emissions ~60% a by 2025 • Exceeds scientific targets / policy goals • Enhances commitment to net zero by 2040 • Reduces adjusted O&M by >$90 MM b • Improves operational flexibility Net Zero Additional decarb efforts : • CCS • H 2 • Storage Carbon Emission Reduction a ~(33)% ~(40)% ~(60)% (100)% Exit Coal Presentation endnotes are included after the appendix.

Ensures Reliability and Resilience . . .

Generates ~$650 MM in customer savings[a]

Acquiring Existing Gas Plants…


Signed agreements

	Covert	DIG & Peakers
Purchase Price (MM)	$815[b]	$520[b]
Capacity (GW)	1.2	~1
Acquisition Date	2023	2025
Current RTO	PJM[c]	MISO – Zone 7
COD	2004	1999/2001

Presentation endnotes are included after the appendix.

Key Benefits

- Adds >$1 Bn of rate base
- Backfills capacity with existing gas plants
- Local, controllable generation in MISO Zone 7
- Competitively bid through third-party administered RFP
- No construction risk
- Meets reliability standards

Adds DIG to rate base
>95% utility by 2025

. . . while maintaining affordability.

6

7 2022 - 2024 2025 - 2027 2028 - 2030 Increases Renewables & Customer Programs . . . . . . achieving >50% carbon free energy by 2031. 2018 IRP Capex approved 50% PPA / 50% owned 2021 IRP Filed for approval of first 3 years >50% owned Future IRP Long - term alignment, approval in future IRP x Executing 1,100 MW Proposing +1,200 MW Opportunity +1,500 MW • Modular build - out; riding the cost - curve down • Total of ~8 GW of solar by 2040 • >50% carbon free energy by 2031 • 90% clean energy resources by 2040 • Growing customer programs − ~1.1 GW EE − ~750 MW DR − >100 MW CVR − 475 MW battery Key Benefits Earns incentives above authorized ROE

8 19% 11% 35% 47% 63% 31% 40% 28% 10% 11% 10% 10% 12% 8% 8% 12% 15% 15% 15% Today 2025 2030 2040 Capacity Mix a Coal Renewables Natural Gas Storage Peaking Plants Nuclear Customer Programs Clean Energy Transformation . . . . . . results in 90% clean energy resources by 2040. 63% • Exits coal by 2025 • >3x renewable energy capacity • Ensures reliability, resilience and affordability Presentation endnotes are included after the appendix.

9 Maintains Strong Balance Sheet . . . . . . at solid investment grade levels . • Maintains solid investment grade credit ratings • Mitigates levering effect of securitizations on balance sheet • Accelerates rate base growth • No new equity needed • Proposed PPA adder supports and strengthens cash flow Key Benefits Depreciates assets over design life while reducing costs for customers a Avoids credit dilutive effects of securitization Includes FCM on PPAs (5.88% 2018 IRP vs. ~8.65% proposed) Presentation endnotes are included after the appendix.

A Simple Investment Thesis . . .



Clean Energy Leader
Diversified Service Territory
Infrastructure Renewal
UTILITY WORK AHEAD
CMS ENERGY
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . becomes simpler, cleaner and leaner.

10

11 11 Appendix

12 • Retired seven coal units in 2016 with Karn 1&2 scheduled to retire in 2023 • Caring for our co - workers and working to redevelop our communities • Retention incentive and placement plans for employees • Work with communities to transition local economies We Have Done This Before Caring for Our Co - Workers and Communities . . . . . . is embedded in our culture. Karn Campbell

13 Karn 3 & 4 Campbell 1 & 2 Campbell 3 Size (MW) a 1,119 608 840 Rate Base at Retirement (MM) b ~$110 ~$375 ~$810 Fuel Oil Coal Coal Retirement Date 2023 2025 2025 Design Life 2031 2031 2039 Recovery Assets in rate base – depreciated over design life Maintains Strong Balance Sheet . . . . . . with recovery through rate base. Presentation endnotes are included after the appendix.

Key Components . . .

CMS ENERGY

Renewables & Storage	
Solar	4.5 GW by 2030, 7.8 GW by 2040
Battery	~0.5 GW by 2040 (beginning in 2030)
Wind	~0.8 GW by 2023 (approved via RPS)
Customer Programs	**By 2030**
Energy Efficiency	~1,100 MW
Demand Response	~750 MW
Conservation Voltage Reduction	>100 MW
Coal	
Karn 1&2	~0.5 GW retired in 2023
Campbell 1-3	~1.4 GW retired in 2025
Natural Gas & Oil	
Karn 3&4	~1.1 GW retired in 2023
Gas RFPs for Existing Assets	~2.0 GW in 2023 - 2025
Zeeland & Jackson	~1.5 GW (owned & continued operations)

Delivering Across the Triple Bottom Line

- ✓ Exits coal by 2025
- ✓ Accelerates decarbonization
- ✓ Ensures reliability, resilience and affordability
- ✓ Increases renewables & customer programs
- ✓ Maintains strong balance sheet

. . . ensure reliability, resilience and affordability.

14

15  46% Natural Gas 42% Net Market Purchases 4% Solar 25% Storage 2% Wind, Hydro & other 10% Customer Programs 17% Current Mix Future Mix (2031) Our Energy Supply a Will Be Cleaner . . . . . . and more reliable with further opportunity to decarbonize. Natural Gas 39% Coal 23% Net Market Purchases 4% Nuclear 19% Storage 3% Wind, Hydro & other 10% Customer Programs 2% (Post - MCV PPA Expiration) >50% Carbon free Future opportunity Presentation endnotes are included after the appendix.

16 Frequency of Insufficient Capacity Deploying Renewables . . . . . . while ensuring reliability and resilience. Covert 0 100 200 300 400 500 600 J F M A M J J A S O N D J F M A M J J A S O N D Hour 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Predominantly Renewables . . . With Gas Plants Key Considerations • A predominantly renewables scenario offers Insufficient capacity to meet reliability standards - in the winter when solar energy is less abundant AND in the summer • Gas plants provide flexibility to be dispatched as needed for long - duration needs (days or weeks) • Purchase of existing plants with less remaining life at a lower cost reduces long - term risks • Accelerates decarbonization while long - duration storage technology matures Does not meet reliability standards Meets reliability standards Shading indicates occurrence (hours) of capacity insufficiency

17 17 Endnotes

18 18 Slide 3: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retire b 2021 IRP vs. current plan savings Slide 4: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b 2021 IRP vs. current plan savings c See appendix slide 13 for additional detail Slide 5: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b Including Karn 1&2, Karn 3&4 and Campbell 1 - 3, excluding potential fuel savings Slide 6: a 2021 IRP vs. current plan savings b Including $5 MM of transaction costs; excluding potential working capital and other adjustments c Requirement to transition to MISO per Purchase and Sale Agreement Slide 8: a Utility - owned and PPAs Slide 9: a 2021 IRP vs. current plan savings; see appendix for additional detail Slide 10: a Methane emissions from our natural gas delivery system and carbon emissions company - wide b UBS Research, 2021 state rankings and D.C. Slide 13: a Represents full nameplate capacity, including 6.69% non - CE ownership of Campbell 3 b Projected rate base at retirement; Karn 3&4 at beginning of 2023, Campbell 1 - 3 at beginning of 2025 Slide 15: a Utility - owned, PPAs and MISO market purchases Presentation Endnotes (pg 1)